UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) Of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported)	December 9, 2005

Host America Corporation

(Exact name of registrant as specified in its charter)

Colorado	0-16196	06-1168423

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Broadway Hamden, Connecticut	06518

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(203) 248-4100

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[   ]   Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01  Entry into a Material Definitive Agreement

Sale and Assignment Agreement

            On December 9, 2005, pursuant to a Sale and Assignment Agreement (the “Sale Agreement”), Host America Corporation (“Host”) acquired all of Burton M. Sack’s (“Sack”) right, title and interest to a $550,000 Loan (the “Loan”) Sack had previously made to K.W.M. Electronics Corporation (“KWM”) of Salt Lake City, Utah on May 9, 2003, which Loan is secured by a first security interest in certain technology purportedly owned by KWM.

            Under the terms of the Sale Agreement, Host paid to Sack the amount of $771,230.07, $400,000 of which was paid in cash at the closing and the remainder of which was paid by a promissory note from Host in the original principal amount of $371,230.07 (the “Note”).  The Note currently bears interest at a rate of 8.5%, which interest rate is subject to increases in an amount equal to the amount which the Prime Rate, as reported in the Money Rate Section of the Wall Street Journal, exceeds 8.5%. The Note is repayable in equal monthly installments of principal of $15,467.92 and each such payment is to be accompanied by a payment of interest in arrears at the prevailing rate thereon.  The Note is due and payable in full on December 15, 2007.

            Repayment of the Note is secured by a contingent assignment by Host to Sack of certain inventions, products and intellectual property relating to the energy savings products.  In addition, the Loan is further guaranteed by Scott Feldhacker (“Feldhacker”) and Charlie Stevenson (“Stevenson”).  Stevenson, an officer and director of KWM, and Feldhacker were both guarantors under the original Loan and are currently employees of R.S. Services, Inc., a wholly-owned subsidiary of Host.

            Mr. Sack, the party to the Agreement, is the stepfather to Peter Sarmanian, a current Director of Host.  Mr. Sarmanian did not participate in any discussion or deliberations regarding the Sale Agreement nor did he participate in the vote by the Host Board approving the Sale Agreement.  Host acquired the interests in the Loan to secure ownership in certain technology from Sack and KWM, which technology is related to the energy saving light controller and related devices currently being marketed and/or developed by Host.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Exhibit Title or Description

10.87	Sale and Assignment Agreement between Host America Corporation and Burton M. Sack dated December 9, 2005.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOST AMERICA CORPORATION

Dated: December 15, 2005	By: /s/ David Murphy
David Murphy
Chief Financial Officer

HOST AMERICA CORPORATION

EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description

10.87	Sale and Assignment Agreement between Host America Corporation and Burton M. Sack dated December 9, 2005.